EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Li Jin Yuan, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-QSB of Tiens Biotech Group (USA), Inc. for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Tiens Biotech Group (USA), Inc.

         I, Jiao Wenjun, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Tiens Biotech Group (USA), Inc. for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Tiens Biotech Group (USA), Inc.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.




                                    By:   /s/ Li Jin Yuan
                                         ---------------------------------------
                                         Li Jin Yuan
                                         Chairman and Chief Executive Officer
                                         (Principal Executive Officer)

                                    By:   /s/ Jiao Wenjun
                                         ---------------------------------------
                                         Jiao Wenjun
                                         Chief Financial Officer
                                         (Principal Accounting Officer)

                                    Date:  November 15, 2004